The following resolutions were duly adopted by the Board of Trustees of the Trust:

FUND EXPENSE CAP ARRANGEMENTS

RESOLVED:	With respect to the Trust, on behalf of each applicable Fund of the Trust, that the waiver of fees and/or reimbursement, as applicable, of operating expenses to the extent necessary to limit total operating expenses (other than the exceptions disclosed in the Summary Prospectus, the Prospectus and the Statement of Additional Information for a Fund) to the amounts as presented to and described at this meeting, subject to recapture terms as presented to and described at this meeting and in the such Summary Prospectus, the Prospectus and the Statement of Additional Information, are hereby approved; and further

RESOLVED:	That the officers of the Trust, acting singly or jointly, are hereby authorized, empowered and directed to update the Summary Prospectus, the Prospectus and the Statement of Additional Information, with such amendments or applicable filings to include such other revisions as such officers may deem appropriate; and further

RESOLVED:	That the officers of the Trust, acting singly or jointly, are hereby authorized, empowered and directed to take all actions and to execute all documents necessary to give full effect to the foregoing resolutions in such manner or such forms as such officers shall approve in their reasonable discretion, in each case as conclusively evidenced by their actions or signatures.

LEGG MASON PARTNERS EQUITY TRUST

Name of Fund	Name of Class	Expense Limit (%)	Expense Limit Expiration Date
ClearBridge Aggressive Growth Fund	A	1.25	12/31/20

	C	2.00	12/31/20

	FI	1.25	12/31/20

	I	0.90	12/31/20

	IS	0.80 and not to exceed Class I	12/31/20

	R	1.50	12/31/20

ClearBridge All Cap Value Fund	A	None	12/31/20

	C	1.90	12/31/20

	FI	1.15	12/31/20

	I	0.80	12/31/20

	IS	0.70 and not to exceed Class I	12/31/20

	R	1.40	12/31/20

ClearBridge Appreciation Fund	A	1.15	12/31/20

	C	1.90	12/31/20

	FI	1.05	12/31/20

	I	0.80	12/31/20

	IS	0.70 and not to exceed Class I	12/31/20

	R	1.40	12/31/20

ClearBridge Dividend Strategy Fund	1	1.15 and not to exceed Class A	12/31/20

	A	1.15	12/31/20

	C	1.90	12/31/20

	FI	1.15	12/31/20

	I	0.80	12/31/20

	IS	0.70 and not to exceed Class I	12/31/20

	R	1.40	12/31/20

ClearBridge Energy MLP & Infrastructure Fund	A	1.60	12/31/20

	C	2.35	12/31/20

	FI	1.60	12/31/20

	R	1.85	12/31/20

	I	1.25	12/31/20

	IS	1.15 and not to exceed Class I	12/31/20

ClearBridge International Value Fund	A	1.25	12/31/20

	C	2.00	12/31/20

	FI	1.25	12/31/20

	I	0.90	12/31/20

	IS	0.80 and not to exceed Class I	12/31/20

	R	1.50	12/31/20

ClearBridge International Small Cap Fund	A	1.40	12/31/20

	A2	1.60	12/31/20

	C	2.15	12/31/20

	FI	1.40	12/31/20

	I	1.05	12/31/20

	IS	0.95 and not to exceed Class I	12/31/20

	R	1.65	12/31/20

ClearBridge Large Cap Growth Fund	A	1.10	12/31/20

	C	1.90	12/31/20

	FI	1.10	12/31/20

	I	0.80	12/31/20

	IS	0.70 and not to exceed Class I	12/31/20

	R	1.40	12/31/20

	O	0.74	12/31/20

ClearBridge Large Cap Value Fund	1	Not to exceed Class A2	12/31/20

	A	1.15	12/31/20

	A2	1.42	12/31/20

	C	1.90	12/31/20

	FI	1.15	12/31/20

	I	0.80	12/31/20

	IS	0.70 and not to exceed Class I	12/31/20

	R	1.40	12/31/20

ClearBridge Mid Cap Fund	1	Not to exceed Class A	12/31/20

	A	1.20	12/31/20

	C	1.95	12/31/20

	FI	1.35	12/31/20

	I	0.85	12/31/20

	IS	0.75 and not to exceed Class I	12/31/20

	R	1.45	12/31/20

ClearBridge Mid Cap Growth Fund	A	1.20	12/31/20

	A2	1.40	12/31/20

	C	1.95	12/31/20

	FI	1.20	12/31/20

	I	0.85	12/31/20

	IS	0.75 and not to exceed Class I	12/31/20

	R	1.45	12/31/20

ClearBridge Select Fund	A	1.50	12/31/20

	A2	1.70	12/31/20

	C	2.25	12/31/20

	FI	1.50	12/31/20

	R	1.75	12/31/20

	I	1.15	12/31/20

	IS	1.05 and not to exceed Class I	12/31/20

ClearBridge Small Cap Growth Fund	1	Not to exceed Class A	12/31/20

	A	1.28	12/31/20

	C	2.09	12/31/20

	FI	1.35	12/31/20

	I	1.00	12/31/20

	IS	0.90 and not to exceed Class I	12/31/20

	R	1.60	12/31/20

ClearBridge Small Cap Value Fund	A	1.35	12/31/20

	C	2.10	12/31/20

	FI	1.35	12/31/20

	I	1.00	12/31/20

	IS	0.90 and not to exceed Class I	12/31/20

	R	1.60	12/31/20

ClearBridge Sustainability Leaders Fund	A	1.20	12/31/20

	A2	1.40	12/31/20

	C	1.95	12/31/20

	FI	1.20	12/31/20

	I	0.85	12/31/20

	IS	0.75 and not to exceed Class I	12/31/20

	R	1.45	12/31/20

ClearBridge Tactical Dividend Income Fund	A	1.25	12/31/20

	A2	1.45	12/31/20

	C	2.00	12/31/20

	FI	1.25	12/31/20

	I	1.00	12/31/20

	IS	0.90 and not to exceed Class I	12/31/20

	R	1.50	12/31/20

EnTrustPermal Alternative Core Fund	A	1.45	12/31/20

	C	2.20	12/31/20

	FI	1.45	12/31/20

	I	1.10	12/31/20

	IS	1.00 and not to exceed Class I	12/31/20

	R	1.70	12/31/20

QS Global Dividend Fund	A	1.30	12/31/20

	A2	1.50	12/31/20

	C	2.05	12/31/20

	FI	1.30	12/31/20

	R	1.55	12/31/20

	I	0.95	12/31/20

	IS	0.85 and not to exceed Class I	12/31/20

QS Global Equity Fund	1	Not to exceed Class A	12/31/20

	A	1.30	12/31/20

	C	2.05	12/31/20

	FI	1.30	12/31/20

	I	0.95	12/31/20

	IS	0.90 and not to exceed Class I	12/31/20

	R	1.55	12/31/20

QS S&P 500 Index Fund	A	0.59	12/31/20

	D	0.39	12/31/20

QS U.S. Large Cap Equity Fund	A	1.05	12/31/20

	C	1.80	12/31/20

	FI	1.05	12/31/20

	I	0.80	12/31/20

	IS	0.70 and not to exceed Class I	12/31/20

	R	1.30	12/31/20

QS Defensive Growth Fund	A	0.80	12/31/20

	C1	1.25	12/31/20

	C	1.55	12/31/20

	FI	0.55	12/31/20

	I	0.25	12/31/20

	IS	0.15 and not to exceed Class I	12/31/20

	R	0.80	12/31/20

QS Conservative Growth Fund	A	0.80	12/31/20

	C	1.55	12/31/20

	FI	0.55	12/31/20

	I	0.25	12/31/20

	IS	0.15 and not to exceed Class I	12/31/20

	R	0.80	12/31/20

QS Moderate Growth Fund	A	0.80	12/31/20

	C	1.55	12/31/20

	FI	0.55	12/31/20

	I	0.25	12/31/20

	IS	0.15 and not to exceed Class I	12/31/20

	R	0.80	12/31/20

QS Growth Fund	A	0.80	12/31/20

	C	1.55	12/31/20

	FI	0.55	12/31/20

	I	0.25	12/31/20

	IS	0.15 and not to exceed Class I	12/31/20

	R	0.80	12/31/20